Exhibit 10.1

June 30, 2023

Via Overnight Courier and Electronic Mail

Airspan Networks Inc.

Capital Point

33 Bath Road

Slough, Berkshire SL1 3UF

United Kingdom

Attn: David Brant, Chief Financial Officer

Email: dbrant@airspan.com

Re: Delayed Draw Term Loan and Supplemental Performance Milestone

Ladies and Gentlemen:

Reference is hereby made to (i) (a) that certain Second Amended and Restated Credit Agreement, dated as of May 18, 2023, by, among others, Airspan Networks Holdings Inc. (f/k/a New Beginnings Acquisition Corp.), a Delaware corporation (“Holdings”), Airspan Networks Inc., a Delaware corporation (the “Borrower”), certain subsidiaries of Holdings as guarantors (the “Subsidiary Guarantors” and together with the Borrower and Holdings, the “Airspan Parties” and each, an “Airspan Party” or “you”), the lenders party thereto (collectively, the “Lenders”) and DBFIP ANI LLC, a Delaware limited liability company (“Fortress”), as administrative agent and collateral agent on behalf of the secured parties thereunder (together with its successors and assigns in such capacity, the “Term Loan Agent”), (as amended, amended and restated, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”) and (b) the other Loan Documents (as defined in the Credit Agreement) (together with the Credit Agreement, the “Term Loan Documents” and each, a “Term Loan Document”); and (ii) (a) that certain Senior Secured Convertible Note Purchase and Guarantee Agreement, dated as of July 30, 2021, as modified by the Limited Waiver and Consent under Senior Secured Convertible Note Purchase and Guarantee Agreement dated as of November 2, 2021, the First Amendment and Waiver to Senior Secured Convertible Note Purchase and Guarantee Agreement and Other Note Documents dated as of March 29, 2022, the Second Amendment, Limited Waiver And Consent Under Senior Secured Convertible Note Purchase And Guarantee Agreement And Other Note Documents, dated as of November 14, 2022 and the Limited Waiver and Consent, Third Amendment to Senior Secured Convertible Note Purchase and Guarantee Agreement and Reaffirmation of Note Documents (as further amended, amended and restated, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Note Purchase Agreement”), by, among others, Holdings, as issuer (in such capacity, the “Issuer”), the Borrower and the Subsidiary Guarantors as guarantors, each of the purchasers party thereto, and Fortress, as agent, collateral agent and trustee for the Secured Parties (each as defined in the Note Purchase Agreement) (Fortress, in such capacities together with its successors and assigns in such capacities, the “Notes Collateral Agent” together with the Term Loan Agent, the “Agents”, “us” or “we” and each, an “Agent”), and (b) the Convertible Notes and other Note Documents (each as defined in the Note Purchase Agreement) (the Note Documents and Term Loan Documents together with any other document entered into in connection therewith, as amended, amended and restated, restated, supplemented or otherwise modified from time to time, are referred to herein collectively as the “Financing Documents” and each, a “Financing Document”). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement, or as the context may require, the Note Purchase Agreement.

This letter is delivered to reflect our agreement to update the Credit Agreement and Note Purchase Agreement to add the following new Performance Milestone to (x) Appendix C to the Credit Agreement and (y) Annex C to the Note Purchase Agreement ((x) and (y), the “Specified Annexes”):

Performance Milestone/Reporting Requirement	Due date for Performance	Description
M&A Letter of Intent	November 30, 2023

By not later than November 30, 2023 (or such later date agreed to by the Administrative Agent in writing in its sole discretion, the “M&A Deadline”), one or more of the Airspan Parties shall have entered into a bona fide letter of intent and an exclusivity agreement for a sale of the Airspan Parties or their assets, or refinancing, which will result in net cash proceeds upon closing sufficient to repay all of the then outstanding Obligations under the Loan Documents and Note Documents in full or otherwise be on terms and conditions acceptable to the Administrative Agent in its sole discretion.

On and after the date of this letter, references in the Financing Documents to Performance Milestones and references to the Specified Annexes shall mean and be references to the Specified Annexes as supplemented above. The execution, delivery and effectiveness of this letter shall not, except as expressly provided herein, operate as an amendment, consent, waiver or novation of any Financing Document or of any right, power or remedy of the Agents, Lenders or Holders, as applicable under any Financing Document or prejudice any right or remedy which the Agents, Lenders or Holders may presently have or may in the future have, nor, except as expressly provided herein, constitute a waiver or novation of any provision of any of the Financing Documents.

The provisions of each of (i) Section 12.01 (Notices), Section 12.02 (Governing Law; Submission to Jurisdiction), Section 12.03 (Waiver of Jury Trial), Section 13.01 (Successors and Assigns), Section 13.05 (Amendments in Writing; Waiver; Integration), Section 13.02 (Costs and Expenses; Indemnification), Section 13.06 (Counterparts), Section 13.07 (Survival) and Section 13.09 (Electronic Execution of Documents) of the Credit Agreement and (ii) Section 9 (Indemnity), Section 12.1 (Notices), Section 12.2 (Governing Law), Section 12.3 (Jury Trial Waiver), Section 14.5 (Survival), Section 14.11 (Successors and Assigns), Section 14.9 (Amendments), Section 14.16 (Counterparts) and Section 14.29 (Electronic Execution of Documents) of the Note Purchase Agreement, in each case, shall be incorporated as applicable into this Letter, mutatis mutandis, as if set out in full in this Letter and as if references in those sections to “this Agreement” are references to this Letter.

[Signature Pages Follows]

Very truly yours,

DBFIP ANI LLC,
as in its capacities as Term Loan Agent and Collateral Agent, on behalf of itself and the Requisite Lenders

By:	/s/ Timothy Bailey
Name:	Timothy Bailey
Title:	Treasurer

DBFIP ANI LLC,
as in its capacity as Notes Collateral Agent, on behalf of itself and the Required Holders

By:	/s/ Timothy Bailey
Name:	Timothy Bailey
Title:	Treasurer

[Signature Page to Letter Agreement]

ACKNOWLEDGED AND AGREED BY:

AIRSPAN NETWORKS HOLDINGS INC. (F/K/A NEW BEGINNINGS ACQUISITION CORP.), as Holdings, Issuer and an Airspan Party

By:	/s/ David Brant
Name:	David Brant
Title:	Senior Vice President and Chief Financial Officer

AIRSPAN NETWORKS INC., as Borrower and an Airspan Party

By:	/s/ David Brant
Name:	David Brant
Title:	Senior Vice President and Chief Financial Officer

AIRSPAN IP HOLDCO LLC, as an Airspan Party

By:	/s/ David Brant
Name:	David Brant
Title:	Senior Vice President and Chief Financial Officer

AIRSPAN NETWORKS (SG) INC., as an Airspan Party

By:	/s/ David Brant
Name:	David Brant
Title:	Senior Vice President and Chief Financial Officer

[Signature Page to Letter Agreement]

MIMOSA NETWORKS, INC., as an Airspan Party

By:	/s/ David Brant
Name:	David Brant
Title:	Senior Vice President and Chief Financial Officer

MIMOSA NETWORKS INTERNATIONAL, LLC, as an Airspan Party

By:	/s/ David Brant
Name:	David Brant
Title:	Senior Vice President and Chief Financial Officer

AIRSPAN COMMUNICATIONS LIMITED, as an Airspan Party

By:	/s/ David Brant
Name:	David Brant
Title:	Director

AIRSPAN NETWORKS LTD., as an Airspan Party

By:	/s/ David Brant
Name:	David Brant
Title:	Director

AIRSPAN JAPAN KK, as an Airspan Party

By:	/s/ Steven P. Shipley
Name:	Steven P. Shipley
Title:	Representative Director

[Signature Page to Letter Agreement]

5